                                                                   EXHIBIT 13(b)


                                                         APPENDIX A
                                                                                              Shareholder
                                           Distribution Fee           Service Fee           Processing Fee
                                             (expressed as           (expressed as           (expressed as
                                             a percentage            a percentage            a percentage
                                           of average daily        of average daily         of average daily
                                             net assets of           net assets of            net assets of
                                             the Portfolio           the Portfolio            the Portfolio
                                           attributable to          attributable to          attributable to
Name of Portfolio  Class of Shares        the specified Class)     the specified Class)     the specified Class)
-----------------  ----------------      ---------------------    ---------------------     --------------------
Small Cap Value     Institutional              0%                       0%                         0%
Equity Portfolio    Service                    0%                     .15%                       .15%
                    Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

Small Cap Growth    Institutional              0%                       0%                         0%
Equity Portfolio    Service                    0%                     .15%                       .15%
                    Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

Growth Equity       Institutional              0%                       0%                         0%
Portfolio           Service                    0%                     .15%                       .15%
                    Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

Value Equity        Institutional              0%                       0%                         0%
Portfolio           Service                    0%                     .15%                       .15%
                    Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

Select Equity       Institutional              0%                       0%                         0%
Portfolio           Service                    0%                     .15%                       .15%
                    Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

Index Equity        Institutional              0%                       0%                         0%
Portfolio           Service                    0%                     .15%                       .15%
                    Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

International       Institutional              0%                       0%                         0%
Equity Portfolio    Service                    0%                     .15%                       .15%
                    Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

International       Institutional              0%                       0%                         0%
Emerging            Service                    0%                     .15%                       .15%
Markets Portfolio   Investor A               .10%                     .25%                       .15%
                    Investor B               .75%                     .25%                       .15%
                    Investor C               .75%                     .25%                       .15%

                                      A-1

                                                                                              Shareholder
                                           Distribution Fee           Service Fee           Processing Fee
                                             (expressed as           (expressed as           (expressed as
                                             a percentage            a percentage            a percentage
                                           of average daily        of average daily         of average daily
                                             net assets of           net assets of            net assets of
                                             the Portfolio           the Portfolio            the Portfolio
                                           attributable to          attributable to          attributable to
Name of Portfolio  Class of Shares        the specified Class)     the specified Class)     the specified Class)
-----------------  ----------------      ---------------------    ---------------------     --------------------
Balanced           Institutional                0%                        0%                       0%
Portfolio          Service                      0%                      .15%                     .15%
                   Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

Low Duration       Institutional                0%                        0%                       0%
Bond Portfolio     BlackRock                    0%                        0%                       0%
                   Service                      0%                      .15%                     .15%
                   Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

Intermediate       Institutional                0%                        0%                       0%
Bond Portfolio     BlackRock                    0%                        0%                       0%
                   Service                      0%                      .15%                     .15%
                   Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

Intermediate       Institutional                0%                        0%                       0%
Government Bond    Service                      0%                      .15%                     .15%
Portfolio          Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

Government Income  Institutional                0%                        0%                       0%
Portfolio          Service                      0%                      .15%                     .15%
                   Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

Core Bond          Institutional                0%                        0%                       0%
Portfolio          BlackRock                    0%                        0%                       0%
                   Service                      0%                      .15%                     .15%
                   Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

Managed Income     Institutional                0%                        0%                       0%
Portfolio          Service                      0%                      .15%                     .15%
                   Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

International      Institutional                0%                        0%                       0%
Bond Portfolio     Service                      0%                      .15%                     .15%
                   Investor A                 .10%                      .25%                     .15%
                   Investor B                 .75%                      .25%                     .15%
                   Investor C                 .75%                      .25%                     .15%

                                                                                              Shareholder
                                           Distribution Fee           Service Fee           Processing Fee
                                             (expressed as           (expressed as           (expressed as
                                             a percentage            a percentage            a percentage
                                           of average daily        of average daily         of average daily
                                             net assets of           net assets of            net assets of
                                             the Portfolio           the Portfolio            the Portfolio
                                           attributable to          attributable to          attributable to
Name of Portfolio  Class of Shares       the specified Class)     the specified Class)     the specified Class)
-----------------  ----------------      ---------------------    ---------------------     --------------------

Tax-Free Income     Institutional                0%                      0%                            0%
Portfolio           Service                      0%                    .15%                          .15%
                    Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%

Pennsylvania        Institutional                0%                      0%                            0%
Tax-Free            Service                      0%                    .15%                          .15%
Income Portfolio    Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%

New Jersey Tax-     Institutional                0%                      0%                            0%
Free Income         Service                      0%                    .15%                          .15%
Portfolio           Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%

Ohio Tax-Free       Institutional                0%                      0%                            0%
Income Portfolio    Service                      0%                    .15%                          .15%
                    Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%

Money Market        Institutional                0%                      0%                            0%
Portfolio           Service                      0%                    .15%                          .15%
                    Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%
                    Hilliard Lyons             .10%                    .25%                          .15%

Municipal Money     Institutional                0%                      0%                            0%
Market Portfolio    Service                      0%                    .15%                          .15%
                    Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%
                    Hilliard Lyons             .10%                    .25%                          .15%
Government          Institutional                0%                      0%                            0%
Money Market        Service                      0%                    .15%                          .15%
Portfolio           Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%

Ohio Municipal      Institutional                0%                      0%                            0%
Money Market        Service                      0%                    .15%                          .15%
Portfolio           Investor A                 .10%                    .25%                          .15%
                    Investor B                 .75%                    .25%                          .15%
                    Investor C                 .75%                    .25%                          .15%

                                      A-3

                                                                                              Shareholder
                                           Distribution Fee           Service Fee           Processing Fee
                                             (expressed as           (expressed as           (expressed as
                                             a percentage            a percentage            a percentage
                                           of average daily        of average daily         of average daily
                                             net assets of           net assets of            net assets of
                                             the Portfolio           the Portfolio            the Portfolio
                                           attributable to          attributable to          attributable to
Name of Portfolio  Class of Shares       the specified Class)     the specified Class)     the specified Class)
-----------------  ----------------      ---------------------    ---------------------     --------------------
Pennsylvania         Institutional                0%                       0%                           0%
Municipal Money      Service                      0%                     .15%                         .15%
Market Portfolio     Investor A                 .10%                     .25%                         .15%
                     Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

North Carolina       Institutional                0%                       0%                           0%
Municipal            Service                      0%                     .15%                         .15%
Money Market         Investor A                 .10%                     .25%                         .15%
Portfolio            Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

New Jersey           Institutional                0%                       0%                           0%
Municipal            Service                      0%                     .15%                         .15%
Money Market         Investor A                 .10%                     .25%                         .15%
Portfolio            Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

Virginia             Institutional                0%                       0%                           0%
municipal            Service                      0%                     .15%                         .15%
Money Market         Investor A                 .10%                     .25%                         .15%
Portfolio            Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

Multi-Sector         Institutional                0%                       0%                           0%
Mortgage
Securities
Portfolio III

Mid-Cap Growth       Institutional                0%                       0%                           0%
Equity Portfolio     Service                      0%                     .15%                         .15%
                     Investor A                 .10%                     .25%                         .15%
                     Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

Mid-Cap Value        Institutional                0%                       0%                           0%
Equity Portfolio     Service                      0%                     .15%                         .15%
                     Investor A                 .10%                     .25%                         .15%
                     Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

International        Institutional                0%                       0%                           0%
Small Cap            Service                      0%                     .15%                         .15%
Equity Portfolio     Investor A                 .10%                     .25%                         .15%
                     Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

Micro-Cap Equity     Institutional                0%                       0%                           0%
Portfolio            Service                      0%                     .15%                         .15%
                     Investor A                 .10%                     .25%                         .15%
                     Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

GNMA Portfolio       Institutional                0%                       0%                           0%
                     Service                      0%                     .15%                         .15%
                     Investor A                 .10%                     .25%                         .15%
                     Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%

Delaware Tax-Free    Institutional                0%                       0%                           0%
Income               Service                      0%                     .15%                         .15%
Portfolio            Investor A                 .10%                     .25%                         .15%
                     Investor B                 .75%                     .25%                         .15%
                     Investor C                 .75%                     .25%                         .15%


                                                                                              Shareholder
                                           Distribution Fee           Service Fee           Processing Fee
                                             (expressed as           (expressed as           (expressed as
                                             a percentage            a percentage            a percentage
                                           of average daily        of average daily         of average daily
                                             net assets of           net assets of            net assets of
                                             the Portfolio           the Portfolio            the Portfolio
                                           attributable to          attributable to          attributable to
Name of Portfolio  Class of Shares       the specified Class)     the specified Class)     the specified Class)
-----------------  ----------------      ---------------------    ---------------------     --------------------
Kentucky Tax-Free   Institutional                 0%                        0%                        0%
Income Portfolio    Service                       0%                      .15%                      .15%
                    Investor A                  .10%                      .25%                      .15%
                    Investor B                  .75%                      .25%                      .15%
                    Investor C                  .75%                      .25%                      .15%
High Yield          Institutional                 0%                        0%                        0%
Bond Portfolio      BlackRock                     0%                        0%                        0%
                    Service                       0%                      .15%                      .15%
                    Investor A                  .10%                      .25%                      .15%
                    Investor B                  .75%                      .25%                      .15%
                    Investor C                  .75%                      .25%                      .15%
BlackRock           Institutional                 0%                        0%                        0%
Strategic
Portfolio I
BlackRock           Institutional                 0%                        0%                        0%
Strategic
Portfolio II
Multi-Sector        Institutional                 0%                        0%                        0%
Mortgage
Securities
Portfolio IV

"BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                        Agreed to and accepted as of August __, 1999.

                              BLACKROCK FUNDS


                              By:
                                  -----------------------------------------
                                  Name:
                                  Title:

                                      A-5